UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 22, 2013 (September 10, 2012)

SM Energy Company

(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

As previously disclosed by SM Energy Company (the “Company”) on its Form 8-K filed September 10, 2012, the Audit Committee of the Board of Directors approved the engagement of Ernst & Young LLP (“EY”) on September 10, 2012 as the Company’s independent registered public accounting firm for the year ending December 31, 2013.  In connection with the selection of EY, also on September 10, 2012, the Audit Committee informed Deloitte & Touche LLP (“D&T”) that it would continue as the Company’s independent registered public accounting firm until completion of D&T’s procedures regarding the Company’s consolidated financial statements as of and for the year ending December 31, 2012, and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2012, which were included in the Company’s 2012 Annual Report on Form 10-K.

This Form 8-K/A further amends the Form 8-K filed by the Company on September 10, 2012, to confirm that, upon D&T’s delivery of its Reports of Independent Registered Accounting Firm dated February 21, 2013, in connection with the Company’s filing of its Annual Report on Form 10-K, D&T concluded the 2012 fiscal year audit for the Company and completed its engagement.

The report of D&T on the Company’s consolidated financial statements for the years ended December 31, 2012, 2011 and 2010, did not contain an adverse opinion or disclaimer of an opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2012, 2011 and 2010, and through February 22, 2013, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in its report on the consolidated financial statements for such year.

During the years ended December 31, 2012, 2011 and 2010, and through February 22, 2013, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided D&T with a copy of the above disclosures, and has requested that D&T furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above.  A copy of D&T’s letter dated February 22, 2013, is attached as Exhibit 16.1 to this Report.

During the years ended December 31, 2012, 2011 and 2010, and through February 22, 2013, neither the Company nor anyone on its behalf has consulted with EY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither written nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined by Item 304(a)(1)(v) of Regulation S-K).

Item 9.01              Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibit is filed as part of this report:

	Exhibit 16.1	Letter of Deloitte & Touche LLP, dated February 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date: February 22, 2013	By:	/s/ David W. Copeland
David W. Copeland
Senior Vice President, General Counsel and Corporate Secretary